SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): September 17, 1998



                          The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut               1-5224              06-058860
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)









                        Page 1 of 3 Pages



     Item 5.   Other Events.

               1.   On September 17, 1998, the Registrant
     announced that it had accepted the resignation of John A.
     Cosentino, Jr. as Vice President, Operations.













































                        Page 2 of 3 Pages

                            SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        THE STANLEY WORKS



Date: September 17, 1998      By:       Stephen S. Weddle
                              Name:     Stephen S. Weddle
                              Title:    Vice President, General
                                        Counsel and Secretary

































                        Page 3 of 3 Pages